Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Subsequent Events
Subsequent Events

11.  Subsequent Events

TerreStar.  Gamma Acquisition L.L.C. (“Gamma”), a wholly-owned subsidiary of DISH, entered into an asset purchase agreement with TerreStar Networks, Inc. (“TerreStar”) and certain of its subsidiaries on June 14, 2011, under which Gamma would acquire substantially all of the assets of TerreStar and its subsidiaries for a cash purchase price of $1.375 billion, of which $69 million was paid in June 2011, and would agree to assume certain liabilities associated with the ongoing operations of the business being acquired.  On July 7, 2011, the asset purchase agreement was approved by the U.S. Bankruptcy Court for the Southern District of New York, in which the bankruptcy cases of TerreStar and certain of its subsidiaries are being administered.  DISH is a party to the asset purchase agreement solely with respect to certain guaranty obligations.  Consummation of the acquisition contemplated in the asset purchase agreement is subject to, among other things, approval by the FCC and the Canadian federal Department of Industry.  However, funding of the $1.375 billion purchase price is not conditioned on approval of the transaction by the FCC and the Canadian federal Department of Industry.  In the event that the purchase price is funded, but the necessary approvals from the FCC and the Canadian federal Department of Industry are not obtained, Gamma has the right under the purchase agreement to require TerreStar to sell substantially all of its assets to a third party and to receive the proceeds of such sale.  Although the closing of the transaction may not occur until 2012, on August 11, 2011, Gamma funded an additional $1.276 billion of the purchase price, in accordance with the terms of the purchase agreement.  Additionally, Gamma is responsible for any working capital and administrative expenses of TerreStar and certain of its subsidiaries beyond December 31, 2011.

On August 10, 2011, we paid a dividend of approximately $700 million to DISH Orbital Corporation, our direct parent company, in connection with, among other things, the funding of DISH’s purchase of TerreStar.

16.       Subsequent Events

On February 24, 2011, we amended and restated our previously announced investment agreement, dated as of February 1, 2011, with DBSD North America, Inc. (“DBSD North America”), pursuant to which we had originally committed to acquire 100% of the equity of reorganized DBSD North America upon DBSD North America’s emergence from bankruptcy for approximately $1 billion subject to certain adjustments, including interest accruing on DBSD North America’s existing debt (the “Original Investment Agreement”). Under our February 24, 2011 amended and restated investment agreement (the “Revised Investment Agreement”), which remains subject to approval by the Bankruptcy Court, we intend to make a cash tender offer to purchase certain claims against DBSD North America and its affiliates, upon the terms and conditions set forth in the Revised Investment Agreement for an amount up to approximately $1 billion. This amount will be paid after the tender offer is accepted in accordance with its terms. The closing of the tender offer is not conditioned upon receipt of approval from the Federal Communications Commission (the “FCC”).

In connection with our Original Investment Agreement, we had also proposed an $87.5 million debtor-in-possession credit facility (the “Original Credit Facility”) to DBSD North America and certain of its affiliates in connection with filings by DBSD North America and such affiliates for protection under Chapter 11 of the U.S. Bankruptcy Code.

On February 24, 2011, we also proposed a revised Credit Facility (the “Revised Credit Facility”) to provide DBSD North America and its affiliates with a non-revolving, multiple draw term loan in the aggregate principal amount of $87.5 million, with drawings subject to the terms and conditions set forth in the Revised Credit Facility. The Revised Credit Facility remains subject to approval by the Bankruptcy Court.

Under the Revised Investment Agreement, we remain committed to support DBSD North America’s plan of reorganization under which we will acquire 100% of the equity of reorganized DBSD North America upon DBSD North America’s emergence from bankruptcy. Under the Revised Investment Agreement: (i) all claims under those 7.5% Convertible Senior Secured Notes due 2009, issued under that certain indenture dated August 15, 2005, as supplemented and amended, among DBSD North America, the guarantors named therein, and The Bank of New York Mellon (f/k/a The Bank of New York), as trustee, will be paid in full; (ii) all of DBSD North America’s obligations under the Revised Credit Facility will be paid in full; (iii) the holders of general unsecured claims of DBSD North America shall receive partial payment; and (iv) certain additional claims in bankruptcy will also be paid in full.

Our ultimate acquisition of 100% of the equity of reorganized DBSD North America is subject to the satisfaction of certain conditions, including approval by the FCC and DBSD North America’s emergence from bankruptcy.